CONTACT:  Michael D. Witzeman

(513) 762-6714

Chemed Reports Third-Quarter 2025 Results

CINCINNATI, October 28, 2025—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2025, versus the comparable prior-year period.

Results for Quarter Ended September 30, 2025

Consolidated operating results:

•	Revenue increased 3.1% to $624.9 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.46, a decrease of 10.8%
•	Adjusted Diluted EPS of $5.27, a decrease of 6.6%

VITAS segment operating results:

•	Net Patient Revenue of $407.7 million, an increase of 4.2%
•	Average Daily Census (ADC) of 22,327, an increase of 2.5%
•	Admissions of 17,714, an increase of 5.6%
•	Net Income, excluding certain discrete items, of $48.9 million, a decrease of 9.0%
•	Adjusted EBITDA, excluding Medicare Cap, of $70.4 million, a decrease of 3.8%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 17.0%, a decrease of 157-basis points

Roto-Rooter segment operating results:

•	Revenue of $217.2 million, an increase of 1.1%
•	Net Income, excluding certain discrete items, of $33.9 million, a decrease of 14.8%
•	Adjusted EBITDA of $49.4 million, a decline of 12.4%
•	Adjusted EBITDA margin of 22.7%, a decline of 351-basis points

VITAS

VITAS net revenue was $407.7 million in the third quarter of 2025, which is an increase of 4.2% when compared to the prior-year period. This revenue increase is comprised primarily of a 2.5% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 4.1%. Acuity mix shift negatively impacted revenue growth 121-basis points in the quarter when compared to the prior-year period’s revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes negatively impacted revenue growth by 124-basis points.

Total VITAS admissions increased 5.6% in the third quarter of 2025 compared to the third quarter of 2024.

In the third quarter of 2025, VITAS accrued $6.1 million in Medicare Cap billing limitation compared to $2.2 million accrued in the third quarter of 2024.  Of the $6.1 million accrued during the quarter, $4.6 million relates to the Florida combined program.  The remaining $1.5 million relates to all other VITAS programs, mainly in California.

Of VITAS’ 34 Medicare provider numbers, 25 provider numbers have a full-year Medicare Cap cushion of 10% or greater, four provider numbers have a cushion between 0% and 10%, and five provider numbers have a Medicare Cap billing limitation totaling $27.2 million.

Average revenue per patient per day in the third quarter of 2025 was $205.08 which is 298-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $183.44 and $1,132.50, respectively. During the quarter, high acuity days-of-care were 2.3% of total days of care, a decline of 26-basis points when compared to the prior-year quarter.

The third quarter 2025 gross margin, excluding Medicare Cap, was 22.5%, a 261-basis point decline from the same period of 2024. Selling, general and administrative expenses were $25.2 million in the third quarter of 2025 compared to $25.9 million in the prior year quarter.

Adjusted EBITDA, excluding Medicare Cap, totaled $70.4 million in the quarter, a decline of 3.8% when compared to the prior year period. Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 17.0%.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $217.2 million in the third quarter of 2025, an increase of 1.1%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $55.0 million, an increase of 2.8% from the prior-year period. This aggregate commercial revenue change consisted of excavation increasing 10.2%, water restoration increasing 3.5% and drain cleaning  increasing 1.2%, offset by a decline in plumbing of 0.8%.

Roto-Rooter branch residential revenue in the quarter totaled $150.9 million, an increase of 3.4%, over the prior-year period. This aggregate residential revenue change consisted of plumbing increasing 8.2%, excavation increasing 4.5%, and water restoration increasing 6.8%, offset by a decline in drain cleaning of 2.6%.

In the third quarter of 2025, revenue from independent contractors was $16.9 million which is a decline of 4.7% as compared to the same period of 2024.

Roto-Rooter’s third quarter 2025 gross margin was 50.7%. This compares to the prior year quarter’s gross margin of 52.9%. Roto-Rooter’s selling, general and administrative expenses were $60.7 million in the quarter, which is an increase of 6.3% compared to the third quarter of 2024.

Adjusted EBITDA in the third quarter of 2025 totaled $49.4 million, a decrease of 12.4% when compared to the third quarter of 2024. The Adjusted EBITDA margin in the quarter was 22.7% which represents a 351-basis point decline from the third quarter of 2024.

Chemed Consolidated

As of September 30, 2025, Chemed had total cash and cash equivalents of $129.8 million and no current or long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement). This Credit Agreement consisted of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points. There is approximately $404.5 million undrawn borrowing capacity under the Credit Agreement after excluding $45.5 million for Letters of Credit.

During the quarter, the Company repurchased 407,500 shares of Chemed stock for $180.8 million which equates to a cost per share of $443.62. As of September 30, 2025, there was approximately $301.8 million of remaining share repurchase authorization under its plan.

Reiterate Guidance for 2025

Management reiterates its previously issued guidance of $22.00 to $22.30 per share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation and other discrete items.  This guidance assumes that there will be no Medicare Cap related to our Florida combined program for the government fiscal year 2026 beginning on October 1, 2025.

Conference Call

As previously disclosed, Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday October 29, 2025, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/9m3ch5my.

Participants may also register via teleconference at:

https://register-conf.media-server.com/register/BI5480f8c9f938458faa4a35265dc8563e.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING FORWARD-LOOKING INFORMATION

Statements in this press release contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods and are based upon assumptions subject to certain known and unknown risks, uncertainties, contingencies and other factors, including, but not limited to, the impact of laws and regulations on Chemed’s operations, including Medicare Cap and Medicare reimbursement rates, Chemed’s estimates of the effect of Medicare Cap on VITAS’ revenues and future prospects, Chemed’s expectations regarding VITAS’ patient mix and Chemed’s expectations regarding demand for Roto-Rooter’s services.

Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Chemed’s control. Chemed’s actual results and financial condition may differ materially from those indicated in the forward-looking statements included in this press release, including as a result of the risks described above and those described in the Chemed’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its Quarterly Reports filed in 2025. Any forward-looking statement made by Chemed in this press release is based only on information currently available to Chemed and speaks only as of the date on which it is made. Chemed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Service revenues and sales	$624,900	$606,181	$1,890,641	1,791,294
Cost of services provided and goods sold	427,993	396,187	1,292,628	1,171,064
Selling, general and administrative expenses (aa)	105,775	101,981	311,685	320,109
Depreciation	13,664	13,147	40,798	39,601
Amortization	2,570	2,550	7,713	7,617
Other operating expense	148	159	225	288
Total costs and expenses	550,150	514,024	1,653,049	1,538,679
Income from operations	74,750	92,157	237,592	252,615
Interest expense	(457)	(427)	(1,229)	(1,281)
Other income--net (bb)	9,251	9,299	13,970	28,008
Income before income taxes	83,544	101,029	250,333	279,342
Income taxes	(19,307)	(25,253)	(61,846)	(67,662)
Net income	$64,237	$75,776	$188,487	$211,680
Earnings Per Share
Net income	$4.46	$5.04	$12.97	$14.04
Average number of shares outstanding	14,394	15,025	14,535	15,082
Diluted Earnings Per Share
Net income	$4.46	$5.00	$12.89	$13.88
Average number of shares outstanding	14,409	15,168	14,620	15,253

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$99,288	$93,269	$301,600	$287,712
Market value adjustments related to deferred
compensation trusts	6,703	5,629	6,791	16,600
Long-term incentive compensation	(216)	3,083	3,294	15,797
Total SG&A expenses	$105,775	$101,981	$311,685	$320,109

(bb) Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Interest income	$2,555	$3,668	$7,186	$11,405
Market value adjustments related to deferred
compensation trusts	6,703	5,629	6,791	16,600
Other	(7)	2	(7)	3
Total other income--net	$9,251	$9,299	$13,970	$28,008

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	September 30,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$129,752	$238,451
Accounts receivable less allowances	215,570	196,481
Inventories	8,238	9,899
Prepaid income taxes	7,106	14,229
Prepaid expenses	34,577	31,377
Total current assets	395,243	490,437
Investments of deferred compensation plans held in trust	136,021	126,631
Properties and equipment, at cost less accumulated depreciation	203,939	200,939
Lease right of use asset	128,362	134,111
Identifiable intangible assets less accumulated amortization	84,930	94,753
Goodwill	666,987	666,860
Other assets	8,137	55,704
Total Assets	$1,623,619	$1,769,435
Liabilities
Current liabilities
Accounts payable	$48,095	$44,938
Accrued insurance	65,733	60,308
Accrued income taxes	1,469	3,385
Accrued compensation	79,668	73,141
Short-term lease liability	42,013	42,490
Other current liabilities	55,063	40,517
Total current liabilities	292,041	264,779
Deferred income taxes	9,687	28,076
Deferred compensation liabilities	132,380	122,240
Long-term lease liability	99,461	105,416
Other liabilities	13,367	13,169
Total Liabilities	546,936	533,680
Stockholders' Equity
Capital stock	37,593	37,395
Paid-in capital	1,581,067	1,462,569
Retained earnings	2,887,123	2,639,011
Treasury stock, at cost	(3,431,475)	(2,905,430)
Deferred compensation payable in Company stock	2,375	2,210
Total Stockholders' Equity	1,076,683	1,235,755
Total Liabilities and Stockholders' Equity	$1,623,619	$1,769,435

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash Flows from Operating Activities
Net income	$188,487	$211,680
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	48,511	47,218
Stock option expense	24,374	23,933
Benefit for deferred income taxes	(16,259)	(2,245)
Noncash long-term incentive compensation	3,057	15,783
Litigation settlements	1,850	(5,750)
Noncash directors' compensation	1,123	1,282
Amortization of debt issuance costs	241	241
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(44,403)	(14,336)
(Increase)/decrease in inventories	(45)	2,125
Increase in prepaid expenses	(8,603)	(1,173)
Increase/(decrease) in accounts payable and
other current liabilities	10,102	(19,641)
Change in current income taxes	(2,162)	(4,545)
Net change in lease assets and liabilities	(576)	(400)
Decrease/(increase) in other assets	42,048	(21,101)
Increase in other liabilities	6,355	18,348
Other sources	639	1,165
Net cash provided by operating activities	254,739	252,584
Cash Flows from Investing Activities
Capital expenditures	(46,447)	(36,770)
Proceeds from sale of fixed assets	3,751	3,060
Business combinations, net of cash acquired	(225)	(97,400)
Other uses	(468)	(281)
Net cash used by investing activities	(43,389)	(131,391)
Cash Flows from Financing Activities
Purchases of treasury stock	(256,944)	(152,049)
Proceeds from exercise of stock options	27,152	49,906
Dividends paid	(23,196)	(19,594)
Capital stock surrendered to pay taxes on stock-based compensation	(8,484)	(8,827)
Change in cash overdrafts payable	610	(15,749)
Other sources/(uses)	914	(387)
Net cash used by financing activities	(259,948)	(146,700)
Decrease in Cash and Cash Equivalents	(48,598)	(25,507)
Cash and cash equivalents at beginning of year	178,350	263,958
Cash and cash equivalents at end of period	$129,752	$238,451

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025 (a)
Service revenues and sales	$407,741	$217,159	$-	$624,900
Cost of services provided and goods sold	320,865	107,128	-	427,993
Selling, general and administrative expenses	25,236	60,672	19,867	105,775
Depreciation	5,354	8,298	12	13,664
Amortization	26	2,544	-	2,570
Other operating expense/(income)	186	(38)	-	148
Total costs and expenses	351,667	178,604	19,879	550,150
Income/(loss) from operations	56,074	38,555	(19,879)	74,750
Interest expense	(56)	(132)	(269)	(457)
Intercompany interest income/(expense)	5,685	4,030	(9,715)	-
Other income—net	61	25	9,165	9,251
Income/(loss) before income taxes	61,764	42,478	(20,698)	83,544
Income taxes	(14,993)	(10,407)	6,093	(19,307)
Net income/(loss)	$46,771	$32,071	$(14,605)	$64,237

2024 (b)
Service revenues and sales	$391,406	$214,775	$-	$606,181
Cost of services provided and goods sold	294,936	101,251	-	396,187
Selling, general and administrative expenses	25,883	57,072	19,026	101,981
Depreciation	5,063	8,071	13	13,147
Amortization	26	2,524	-	2,550
Other operating expense	97	62	-	159
Total costs and expenses	326,005	168,980	19,039	514,024
Income/(loss) from operations	65,401	45,795	(19,039)	92,157
Interest expense	(46)	(114)	(267)	(427)
Intercompany interest income/(expense)	4,920	3,656	(8,576)	-
Other income—net	62	18	9,219	9,299
Income/(loss) before income taxes	70,337	49,355	(18,663)	101,029
Income taxes	(16,851)	(11,400)	2,998	(25,253)
Net income/(loss)	$53,486	$37,955	$(15,665)	$75,776

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025 (a)
Service revenues and sales	$1,211,341	$679,300	$-	$1,890,641
Cost of services provided and goods sold	954,316	338,312	-	1,292,628
Selling, general and administrative expenses	76,861	183,856	50,968	311,685
Depreciation	15,863	24,899	36	40,798
Amortization	78	7,635	-	7,713
Other operating expense/(income)	305	(80)	-	225
Total costs and expenses	1,047,423	554,622	51,004	1,653,049
Income/(loss) from operations	163,918	124,678	(51,004)	237,592
Interest expense	(150)	(394)	(685)	(1,229)
Intercompany interest income/(expense)	16,436	11,930	(28,366)	-
Other income—net	170	58	13,742	13,970
Income/(loss) before income taxes	180,374	136,272	(66,313)	250,333
Income taxes	(45,353)	(32,344)	15,851	(61,846)
Net income/(loss)	$135,021	$103,928	$(50,462)	$188,487

2024 (b)
Service revenues and sales	$1,119,970	$671,324	$-	$1,791,294
Cost of services provided and goods sold	852,347	318,717	-	1,171,064
Selling, general and administrative expenses	73,968	175,683	70,458	320,109
Depreciation	15,288	24,275	38	39,601
Amortization	79	7,538	-	7,617
Other operating expense	160	128	-	288
Total costs and expenses	941,842	526,341	70,496	1,538,679
Income/(loss) from operations	178,128	144,983	(70,496)	252,615
Interest expense	(138)	(349)	(794)	(1,281)
Intercompany interest income/(expense)	15,096	10,638	(25,734)	-
Other income—net	138	64	27,806	28,008
Income/(loss) before income taxes	193,224	155,336	(69,218)	279,342
Income taxes	(46,517)	(36,010)	14,865	(67,662)
Net income/(loss)	$146,707	$119,326	$(54,353)	$211,680

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THREE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025
Net income/(loss)	$46,771	$32,071	$(14,605)	$64,237
Add/(deduct):
Interest expense	56	132	269	457
Income taxes	14,993	10,407	(6,093)	19,307
Depreciation	5,354	8,298	12	13,664
Amortization	26	2,544	-	2,570
EBITDA	67,200	53,452	(20,417)	100,235
Add/(deduct):
Intercompany interest expense/(income)	(5,685)	(4,030)	9,715	-
Interest income	(69)	(25)	(2,462)	(2,556)
Stock option expense	-	-	6,067	6,067
Legal settlements	2,850	-	-	2,850
Long-term incentive compensation	-	-	(216)	(216)
Other	-	-	2,665	2,665
Adjusted EBITDA	$64,296	$49,397	$(4,648)	$109,045

2024
Net income/(loss)	$53,486	$37,955	$(15,665)	$75,776
Add/(deduct):
Interest expense	46	114	267	427
Income taxes	16,851	11,400	(2,998)	25,253
Depreciation	5,063	8,071	13	13,147
Amortization	26	2,524	-	2,550
EBITDA	75,472	60,064	(18,383)	117,153
Add/(deduct):
Intercompany interest expense/(income)	(4,920)	(3,656)	8,576	-
Interest income	(59)	(18)	(3,589)	(3,666)
Stock option expense	-	-	6,038	6,038
Long-term incentive compensation	-	-	3,083	3,083
Acquisition expense	394	(8)	-	386
Adjusted EBITDA	$70,887	$56,382	$(4,275)	$122,994

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2025
Net income/(loss)	$135,021	$103,928	$(50,462)	$188,487
Add/(deduct):
Interest expense	150	394	685	1,229
Income taxes	45,353	32,344	(15,851)	61,846
Depreciation	15,863	24,899	36	40,798
Amortization	78	7,635	-	7,713
EBITDA	196,465	169,200	(65,592)	300,073
Add/(deduct):
Intercompany interest expense/(income)	(16,436)	(11,930)	28,366	-
Interest income	(176)	(58)	(6,952)	(7,186)
Stock option expense	-	-	24,374	24,374
Long-term incentive compensation	-	-	3,294	3,294
Legal settlements	2,850	-	-	2,850
Other	-	-	2,665	2,665
Adjusted EBITDA	$182,703	$157,212	$(13,845)	$326,070
2024
Net income/(loss)	$146,707	$119,326	$(54,353)	$211,680
Add/(deduct):
Interest expense	138	349	794	1,281
Income taxes	46,517	36,010	(14,865)	67,662
Depreciation	15,288	24,275	38	39,601
Amortization	79	7,538	-	7,617
EBITDA	208,729	187,498	(68,386)	327,841
Add/(deduct):
Intercompany interest expense/(income)	(15,096)	(10,638)	25,734	-
Interest income	(136)	(64)	(11,205)	(11,405)
Stock option expense	-	-	23,933	23,933
Long-term incentive compensation	-	-	15,797	15,797
Acquisition expense	1,302	37	-	1,339
Adjusted EBITDA	$194,799	$176,833	$(14,127)	$357,505

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income as reported	$64,237	$75,776	$188,487	$211,680
Add/(deduct) pre-tax cost of:
Stock option expense	6,067	6,038	24,374	23,933
Amortization of reacquired franchise rights	2,352	2,352	7,056	7,056
Long-term incentive compensation	(216)	3,083	3,294	15,797
Legal settlements	2,850	-	2,850	-
Acquisition expense	-	386	-	1,339
Other	2,665	-	2,665	-
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,049)	(1,761)	(6,512)	(6,762)
Excess tax benefits on stock compensation	-	(389)	(513)	(4,308)
Adjusted net income	$75,906	$85,485	$221,701	$248,735

Diluted Earnings Per Share As Reported
Net income	$4.46	$5.00	$12.89	$13.88
Average number of shares outstanding	14,409	15,168	14,620	15,253

Adjusted Diluted Earnings Per Share
Adjusted net income	$5.27	$5.64	$15.16	$16.31
Average number of shares outstanding	14,409	15,168	14,620	15,253

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)
Three Months Ended September 30,			Nine Months Ended September 30,
OPERATING STATISTICS	2025	2024	2025	2024
Net revenue ($000) (c)
Homecare	$362,405	$338,344	$1,072,014	$967,981
Inpatient	33,099	29,923	100,145	89,297
Continuous care	19,946	25,799	68,222	74,295
Other	5,807	5,082	16,898	13,900
Subtotal	$421,257	$399,148	$1,257,279	$1,145,473
Room and board, net	(3,859)	(3,336)	(11,277)	(9,437)
Contractual allowances	(3,571)	(2,167)	(9,875)	(10,077)
Medicare cap allowance	(6,086)	(2,239)	(24,786)	(5,989)
Net Revenue	$407,741	$391,406	$1,211,341	$1,119,970
Net revenue as a percent of total before Medicare cap allowance
Homecare	86.0%	84.8%	85.3%	84.5%
Inpatient	7.9	7.5	8.0	7.8
Continuous care	4.7	6.5	5.4	6.5
Other	1.4	1.2	1.3	1.2
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.8)	(0.9)	(0.8)
Contractual allowances	(0.8)	(0.5)	(0.8)	(0.9)
Medicare cap allowance	(1.4)	(0.6)	(2.0)	(0.5)
Net Revenue	97.0%	98.1%	96.3%	97.8%
Days of care
Homecare	1,685,859	1,622,680	4,980,883	4,621,755
Nursing home	309,192	320,664	923,458	908,013
Respite	12,184	9,952	33,619	26,806
Subtotal routine homecare and respite	2,007,235	1,953,296	5,937,960	5,556,574
Inpatient	28,530	26,524	86,447	79,064
Continuous care	18,309	24,365	62,576	72,335
Total	2,054,074	2,004,185	6,086,983	5,707,973

Number of days in relevant time period	92	92	273	274
Average daily census ("ADC") (days)
Homecare	18,325	17,639	18,245	16,867
Nursing home	3,361	3,485	3,383	3,314
Respite	132	108	123	98
Subtotal routine homecare and respite	21,818	21,232	21,751	20,279
Inpatient	310	288	317	289
Continuous care	199	265	229	264
Total	22,327	21,785	22,297	20,832

Total Admissions	17,714	16,775	53,398	51,020
Total Discharges	17,348	16,217	52,931	48,285
Average length of stay (days)	109.7	102.0	121.9	102.2
Median length of stay (days)	18.0	18.0	18.0	17.0

ADC by major diagnosis
Cerebro	44.1%	43.6%	44.6%	43.7%
Neurological	11.6	13.3	11.8	13.3
Cancer	10.1	10.0	9.8	10.0
Cardio	15.9	16.3	16.0	16.2
Respiratory	7.7	7.1	7.4	7.2
Other	10.6	9.7	10.4	9.6
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	27.1%	28.4%	27.6%	27.7%
Neurological	6.9	7.7	6.8	7.9
Cancer	26.6	25.7	25.9	25.1
Cardio	14.3	15.1	14.7	15.7
Respiratory	10.5	9.5	10.9	9.9
Other	14.6	13.6	14.1	13.7
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	0.9%	0.6%	0.8%	0.9%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	37.5	37.5	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	34.0	35.5	n.a.	n.a.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(unaudited)

(a)	Included in the results of operations for 2025 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,067)	$(6,067)
	Legal settlements	(2,850)	-	-	(2,850)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	216	216
	Other	-	-	(2,665)	(2,665)
	Pretax impact on earnings	(2,850)	(2,352)	(8,516)	(13,718)
	Income tax benefit on the above	698	546	805	2,049
	After-tax impact on earnings	$(2,152)	$(1,806)	$(7,711)	$(11,669)

		Nine Months Ended September 30, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(24,374)	$(24,374)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Long-term incentive compensation	-	-	(3,294)	(3,294)
	Legal settlements	(2,850)	-	-	(2,850)
	Other	-	-	(2,665)	(2,665)
	Pretax impact on earnings	(2,850)	(7,056)	(30,333)	(40,239)
	Excess tax benefits on stock compensation	-	-	513	513
	Income tax benefit on the above	698	1,637	4,177	6,512
	After-tax impact on earnings	$(2,152)	$(5,419)	$(25,643)	$(33,214)

(b)	Included in the results of operations for 2024 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2024
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,038)	$(6,038)
	Long-term incentive compensation	-	-	(3,083)	(3,083)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Acquisition expense	(394)	8	-	(386)
	Pretax impact on earnings	(394)	(2,344)	(9,121)	(11,859)
	Excess tax benefits on stock compensation	-	-	389	389
	Income tax benefit on the above	96	546	1,119	1,761
	After-tax impact on earnings	$(298)	$(1,798)	$(7,613)	$(9,709)

		Nine Months Ended September 30, 2024
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(23,933)	$(23,933)
	Long-term incentive compensation	-	-	(15,797)	(15,797)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Acquisition expense	(1,302)	(37)	-	(1,339)
	Pretax impact on earnings	(1,302)	(7,093)	(39,730)	(48,125)
	Excess tax benefits on stock compensation	-	-	4,308	4,308
	Income tax benefit on the above	317	1,652	4,793	6,762
	After-tax impact on earnings	$(985)	$(5,441)	$(30,629)	$(37,055)

(c)

VITAS has 12 large (greater than 450 ADC), 22 medium (greater than 200 but less than 450 ADC) and 25 small (less than 200 ADC) hospice programs.  Of Vitas' 34 Medicare provider numbers, for the current cap year, 25 provider numbers have a Medicare cap cushion of greater than 10%, four provider numbers have a Medicare cap cushion between 0% and 10%, and five provider numbers have a Medicare cap liability.